The Leader in Redosable Gene Therapy for Rare Disease JANUARY 2021 © Copyright 2021 Krystal Biotech, Inc. All rights reserved. Exhibit 99.1

Forward-looking statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the future development or commercialization of beremagene geperpavec (“B-VEC”), KB105, KB104, KB301 and KB407 and the Company’s other product candidates; conduct and timelines of clinical trials, the clinical utility of B-VEC, KB105, KB104, KB301 and KB407 and the Company’s other product candidates; plans for and timing of the review of regulatory filings, efforts to bring B-VEC, KB105, KB104, KB301 and KB407 and the Company’s other product candidates to market; the market opportunity for and the potential market acceptance of B-VEC”, KB105, KB104, KB301 and KB407 and the Company’s other product candidates, the development of B-VEC, KB105, KB104, KB301 and KB407 and the Company’s other product candidates for additional indications; the development of additional formulations of B-VEC, KB105, KB104, KB301 and KB407 and the Company’s other product candidates; plans to pursue research and development of other product candidates, the sufficiency of the Company’s existing cash resources; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in the Company’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal overview

A fully integrated, clinical stage gene therapy company powered by proprietary HSV-1 vector technology

Differentiated viral vector platform enables *in vivo*, repeat dose gene therapies

- Proprietary, engineered *replication incompetent* HSV-1 based platform
- Clinical data shows maintenance of safety and transgene expression after repeat dosing
- Positive external clinical and regulatory precedent with *in vivo* HSV-1 based therapy

Initial focus on rare, dermatologic indications led to rapid clinical proof of concept and pipeline

- Lead program, B-VEC (formerly KB103) went from IND to Phase 3 in less than 3 years; pivotal data anticipated in 2021
- Two lead dermatologic pipeline programs, KB104 and KB105, leverage the same vector

Broadening focus to address larger indications and new tissue types

- Ongoing Phase 1 trial in acne scars and wrinkles with KB301, under our wholly owned subsidiary Jeune, Inc.
- Positive pre-clinical data from KB407 for cystic fibrosis demonstrates potential to target lung tissue; pre-IND studies underway
- Continue to drive innovation by investing in next-gen platform capabilities

In-house GMP manufacturing to support clinical and commercial needs

- Stable producer cell lines developed for each program have cost, scale, and regulatory benefits
- Current ~7,500 sqft GMP facility near company headquarters in Pittsburgh is producing pivotal material at commercial scale, and BLA readiness is underway
- Investing in additional capacity via construction of an ~150,000 sqft facility which is expected to be operational in 2022

Krystal Bio | 3

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Key 2021 Milestones

Progress across pipeline will yield pivotal data for B-VEC, a 4th clinical stage program and a new respiratory candidate in 2021

Timing	Program	Event
1Q21	B-VEC for DEB	Complete enrollment in pivotal GEM-3 study in DEB
1Q21	KB301 for aesthetic indications	Announce Initial safety data from cohort 1 of Phase 1 study in facial wrinkles and acne scars
1Q21	KB301 for aesthetic indications	Provide update on strategy for KB301 and aesthetic pipeline (under Jeune Inc.)
1H21	KB105 for TGM1-ARCI	Announce initial Phase 2 data and update on next Phase 2 cohorts
1H21	KB407 for CF	Announce data from IND enabling toxicology study in nonhuman primates
1H21	KB407 for CF	Initiate Phase 1/2 study
1H21	Respiratory pipeline	Announce development candidate for new genetic lung disease
2H21	**B-VEC for DEB**	**Announce top line data from the pivotal GEM-3 study**
2H21	KB104 for Netherton	File IND

All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies.

Krystal Bio | 4

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Our technology platform enables noninvasive, redosable gene therapy © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

HSV-1 is positively differentiated vs. other gene therapy technologies



Wild-type HSV-1
Krystal's Modified HSV-1 Platform
Therapeutic Vector
HSV-1 has natural affinity for epithelial cells (in addition to several other cell types) with favorable immune-evasion mechanisms
Replication incompetent HSV-1 vector that can be administered repeatedly for chronic dosing
Large carrying capacity allows insertion of large transgenes, multiple copies of the transgene of interest and/or multiple different transgenes
Targeted mutagenesis resulting in platform that is both safe and effective for localized, repeat delivery of genetic payload
Insertion of one or more therapeutic effectors of interest into the vector

Vector Platform Comparison

	LV	AAV	HSV-1	LNP
In vivo dosing?	No	Yes	**Yes**	Yes
Baseline antibody exclusion criteria?	No (if *ex vivo*)	Yes	**No**	No
Repeat-dose capabilities?	Yes (if *ex vivo*)	No	**Yes**	Yes
Carrying capacity?	8 kb[1]	<4 kb[1]	**>30 kb**	~12 kb[2]
Integrates payload into host cell DNA?	Yes	No	**No**	No
Regulatory precedent?	Yes	Yes	**Yes**	Yes

1. Lundstrom, K. Viral Vectors in Gene Therapy. *Diseases* 2018, 6, 42.
2. Generation Bio (GBIO) Prospectus. (2020, June 11). Retrieved September 4, 202020, https://www.sec.gov/Archives/edgar/data/1733294/000119312520167812/d924849d424b4.htm

LV = lentivirus
AAV = adeno-associated virus
LNP = lipid nanoparticle

Krystal Bio | 6

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Clinically validated platform targeting skin; broad tropism of HSV-1 could unlock additional target tissues Clinical Experience In development Research / Platform Development Efforts Topical Intradermal Inhaled The current vector has been clinically validated to target skin cells. Preclinical exploration of its ability to target additional epithelial cell types is under way Formulation / Route of Admin Additional potential routes of administration under investigation B-VEC KB105 KB104 Early stage research projects KB301 KB104 Early stage research projects KB407 Early stage research projects Early stage research projects Drug Product Therapeutic Vector © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Current pipeline

	Product	Indication	Discovery	Preclinical	Phase I/II	Phase III	Key Upcoming Milestone	WW Rights
Rare Skin	B-VEC†¤•Δ‡§	Dystrophic EB					Top line pivotal data in 2H21	Krystal
	KB105†¤•‡	TGM1-deficient ARCI					Ph2 data and next steps in 1H21	Krystal
	KB104¤	Netherton Syndrome					File IND in 2H21	Krystal
Rare Lung	KB407 †¤	Cystic Fibrosis					Initiate clinical study in 1H21	Krystal
	KB4XX	Other Rare Lung					Announce new program in 1H21	Krystal
Other Skin	KB301	Wrinkles & Acne Scars					Cohort 1 safety data in 1Q21	Jeune Inc. *a wholly owned subsidiary of Krystal Biotech*
	KB3XX	Aesthetic Skin Conditions						Jeune Inc. *a wholly owned subsidiary of Krystal Biotech*
	KB5XX	Chronic Skin Diseases						Krystal



All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies.

†: FDA Orphan Drug Designation;
¤: FDA Rare Pediatric Disease Designation;
•: Fast-track Designation;
Δ: FDA RMAT designation;
‡: EMA Orphan Drug Designation;
§: EMA PRIME Designation.

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 8

Initial focus on rare skin diseases led to rapid clinical POC and pipeline © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Dystrophic epidermolysis bullosa (DEB)

"Butterfly Children" is often used to describe young DEB patients because their skin is as fragile as a butterfly's wings

Dystrophic Epidermolysis Bullosa

- A rare, genetic skin disease that causes skin to tear or blister from minor contact
- Mutations in the *COL7A1* gene lead to absent or dysfunctional COL7 protein, without which the epidermis does not anchor to the dermis
- The recessive form (RDEB) is the classic, most severe form of the condition. Dominant DEB (DDEB) has a broader range in severity and is often characterized by blistering on the hands, feet, knees, and elbows



Epidemiology

- **Prevalence**: Up to 125,000 people are affected by DEB worldwide[1]
- We believe that there are, at present, approximately 3,000 DEB patients in the US
- **Incidence**: The incidence of DEB is 6.5 per million births in the US[2]

Current Standard of Care

- There are no approved treatments for DEB
- Existing therapies limited to expensive and time-consuming palliative treatments
- Palliative treatments cost $200k – $400k annually[3,4]

1. DEBRA International, http://www.debra-international.org/epidermolysis-bullosa/causes-and-subtypes.html; http://www.debra-international.org/what-is-eb/causes-and-subtypes/deb.html
2. Pfendner EG, Lucky AW. Dystrophic Epidermolysis Bullosa. 2006 Aug 21 [Updated 2015 Feb 26]. In: Adam MP, Ardinger HH, Pagon RA, et al., editors. GeneReviews® [Internet].
3. Rashidghamat E., Mellerio J.E., Management of chronic wounds in patients with dystrophic epidermolysis bullosa: challenges and solutions, Chronic Wound Care Management and Research Volume 2017:4, 45-54
4. GENEGRAFT Report Summary. (2015, February 16). Retrieved December 13, 2016, from http://cordis.europa.eu/result/rcn/156078_en.html

Krystal Bio | 10

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Beremagene geperpavec (B-VEC) for DEB

Topically applied B-VEC gel is designed to deliver local COL7 expression and molecular correction



B-VEC
1
2
3
4
COL7
protein
Nucleus
COL7
transcripts
Anchoring
fibrils
Keratinocyte (or Fibroblast) Cell
Keratinocytes
Blister
Dermoepidermal
Junction
Anchoring Fibrils
(Collagen VII)
Fibroblasts
Untreated DEB Patient Skin
B-VEC-treated Skin

1. B-VEC enters the compromised skin of DEB patients and transduces both keratinocytes and fibroblasts
2. Once in the nucleus of transduced cells the vector genome is deposited (episomally)
3. As a result, *COL7A1* transcripts are generated, allowing the cell to produce and secrete functional COL7 protein
4. The secreted COL7 protein assembles into anchoring fibrils which hold the epidermis and dermis together

B-VEC is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 11

Topical B-VEC was evaluated in a Phase1/2 study

Design

- GEM1/2 (NCT03536143) was an intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo.
- Each patient on-study for ~6 months; 3 months of on-site visits followed by 3-month at-home imaging period
- *Study PI: Dr. Peter Marinkovich (Stanford University)*

Enrollment

- A total of 9 RDEB patients (adult and pediatric) were enrolled in the study; 3 subjects re-enrolled later in the study and were re-randomized for a total of 12 subjects

Dosing

- In the Ph1 portion (n=2) one wound was administered B-VEC and one wound was administered placebo at a dose of 1e8 PFU/wound with varying frequency throughout the study period
- In Phase 2 portion (n=10) 2 wounds were administered B-VEC and one wound was administered placebo (except 1 patient who was 1:1) at doses of either 2e8, 3e8, 6e8 or 8e8 PFU/wound with varying frequency throughout the study period

Key Endpoints

Safety measures

- AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings
- Viral shedding was analyzed through the collection of blood, urine, and skin swabs, and antibodies to HSV and COL7 were analyzed through collection of serum

Efficacy measures

- Level of collagen VII (COL7) in B-VEC-administered skin as measured by immunofluorescence; presence of anchoring fibrils as measured by immunoelectron microscopy
- Wound closure (change in wound surface area relative to baseline), time to wound closure, and duration of wound closure, all relative to placebo

B-VEC is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 12

Repeat doses of topical B-VEC were well tolerated; COL7 expression and molecular correction established

Increasing doses and dosing frequency were well tolerated

- In the Ph1/2 trial, the number of repeat doses per wound ranged from 4 to 41; the PFU per wound ranged from 1e8 to 8e8
- No treatment-related serious AEs were reported; AEs deemed possibly related were mild (n=7) or moderate (n=1) and self-limiting
- No immune response or blistering observed around the sites of administration following first and repeat doses
- Blood and urine samples collected throughout the study revealed:
  - No systemic viral shedding
  - No adverse events associated with routine labs (chemistry and hematology)
- Some patients had baseline COL7 and/or HSV-1 antibodies which did not impair efficacy or impact tolerance of therapy

Molecular correction established and correlated with wound healing

- Expression and correct localization of full-length COL7 was observed following B-VEC therapy, evidenced by presence of *both* NC1 and NC2 domains and visible anchoring fibrils on IEM.

Baseline, Days 15 and 97 collagen VII expression using NC1 and NC2 specific antibodies (patient 10)

Immunoelectron microscopy shows mature anchoring fibrils at day 97 (patient 10)



NC1
NC2
Day 0
Day 15
Day 97
Increased expression of NC1 (arrow)
Increased expression of NC2 (black dots)
Robust, mature anchoring fibrils (arrows)
P10 D97
P10 D97
P10 D97

Arrows indicate basement membrane zone

B-VEC is an investigational therapy being studied in clinical trials

Krystal Bio | 13

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

B-VEC showed statistically significant benefit in wound healing relative to placebo Percent change in wound area from (individual measurements and average) from Day 0 to 90 Percentage of wounds reaching 100% closure at weeks 8, 10 and 12 B-VEC 82.4% (14/17) 75.0% (12/16) 64.3% (9/14) Placebo 0.0% (0/8) 16.7% (1/6) 14.3% (1/7) p-value* 0.0001 0.0155 .0384 Combined p-value* <0.0001 *based on Cochran-Mantel Haenszel (CMH) Test Without Adjusting for Week-to-Week Placebo Variability ** based on the Breslow-Day for Homogeneity and Cochran-Mantel-Haenszel (CMH)Tests B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

The pivotal GEM-3 study is enrolling; top line data expected in 2021 GEM-3 (NCT04491604) is a randomized, double-blind, intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo. Each patient on-study for approximately 7 months: the 6-month dosing period followed by a 30-day safety follow up Design Enrollment Efficacy Endpoints Approximately 30 DEB subjects (adult and pediatric) will be enrolled across 6 trial sites in the US Each subject provides at least 1 pair (up to 3) of primary target wounds, 1 randomized to B-VEC and the other to placebo In addition to the primary target wound pair(s), additional wounds (secondary wounds) may be selected to be treated with B-VEC in an open-label manner Primary Complete wound healing, determined by the Investigator, as compared to baseline in B-VEC treated wounds versus placebo treated at weeks 20, 22 and 24 Secondary Complete wound healing, determined by the Investigator, as compared to baseline in B-VEC treated wounds versus placebo at weeks 8, 10 and 12 Mean change in pain severity (using either a VAS or FLACC-R Scale) per primary wound site associated with wound dressing changes The proportion of primary wound sites with ≥75% would healing as compared to baseline at Week 24 using Canfield photography quantitation B-VEC is an investigational therapy being studied in clinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Phase 3 trial is well powered and inclusive of a broad patient population

The trial is designed to maximize chances of success while maintaining potential for a broad label, inclusive of ***chronic and recurring wounds of any size*** *in RDEB or DDEB patients*



Screening
6-month Treatment Period
30-day Safety
OLE
Weekly Dosing
Wk 8
Wk 10
Wk 12
Wk 20
Wk 22
Wk 24
Primary Endpoint

Dosing:

- Primary wounds will be treated once weekly with a fixed dose until wound closure; should a wound re-open, weekly dosing will resume at the assigned dose until wound closure
- The fixed dose per wound is dependent on the size of the wound at baseline and ranges from $4x10^8$ to $1.2x10^9$ PFU per wound
- Each patient is allowed a maximum weekly dose of B-VEC; if that maximum is not reached in dosing primary wounds, additional secondary wounds may be chosen and treated with B-VEC in an open label manner
- The maximum weekly dose, administered once weekly per patient, is defined by patient age (right)

Maximum Weekly Dose Per Subject:

Age	Max Weekly Dose
≥ 6 months to < 3 years	1.6x10^9 PFU/week
≥ 3 years to < 6 years	2.4x10^9 PFU/week
≥ 6 years	3.2x10^9 PFU/week

Key Design Elements:

- No restriction on chronic or recurring wounds
- Maximum weekly dose allows for flexibility to treat multiple and / or larger wounds
- Inclusive of RDEB *and* DDEB patients

B-VEC is an investigational therapy being studied in clinical trials

Krystal Bio | 16

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Autosomal Recessive Congenital Icthyosis associated with TGM1 mutations Autosomal Recessive Congenital Ichthyosis (ARCI) Associated with TGM1 The most common form of ARCI is caused by an inactivating mutation in the TGM1 gene encoding the enzyme transglutaminase-1, a protein that is essential for the proper formation of the skin barrier The condition is characterized by thick, dry, scaly skin, increased trans-epidermal water loss (TEWL), risk for dehydration, sepsis, skin malignancies, etc Epidemiology1-8 Prevalence: There are approximately 20,000 people affected by TGMI related icthyosis worldwide (~1,800 US; 3,000 EU; 18,000 ROW) Incidence: It is estimated that around 350-400 babies are born with the condition each year, worldwide Current Standard of Care There are no approved treatments for ARCI associated with TGM1 Topical and systemic retinoids and time-consuming supportive treatments (up to 4 hours a day of skin care) are most often used 1. Rodriguez-Pazos et al. Actas Dermosifiliogr. 2013 May;104(4):270–284; 2. Dreyfus et al. Orphanet J Rare Dis. 2014 Jan 6;9:1; 3. Hernandez-Martin et al. J Am Acad Dermatol. 2012 Aug;67(2):240–244; 4. Pigg et al. Eur J Hum Genet. 1998 Nov-Dec;6(6):589–596. 5. Pigg et al. Acta Derm Venereol. 2016 Nov 2;96(7):932–937; 6. Orphanet; 7. Foundation for Ichthyosis & Related Skin Types (FIRST); 8. National Organization for Rare Disorders (NORD). Transglutaminase-1 deficiency is associated with increased mortality in the neonatal period and has a dramatic impact on quality of life © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB105 for TGM1 associated ARCI

Topically applied KB105 delivers multiple copies of the human transglutaminase 1 ("TGM1") gene

1. KB105 enters permeabilized skin and transduces keratinocytes (native TGM1-producing cells)
2. KB105 is transported into the nucleus of transduced cells and the vector genome is deposited (episomally)
3. *TGM1* transcripts are generated, which allows the cell to produce functional TGM1 protein that localizes to the cell membrane
4. TGM1 crosslinks target proteins (*e.g.*, filaggrin (FLG), involucrin (IVL), small proline-rich proteins (SPRs)) to aid in the formation of the cornified cell envelope
5. This layer, known as the stratum corneum, acts as a mechanical barrier to protect against transepidermal water loss (TEWL) and entry of infectious agents



KB105
5
IVL
TGM1
FLG
SPRs
1
2
3
4
Nucleus
TGM1
Keratinocyte
Pathogens
TEWL
Pathogens
TEWL
Cornified
Granular
Spinous
Basal
Untreated ARCI Patient Skin
KB105-treated Skin

KB105 is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 18

KB105 is being evaluated in a Phase1/2 study

Design

- The Ph1/2 trial (NCT04047732) is an open label, intra-patient comparison of KB105 and placebo
- Each patient on-study for approximately six months; 3 months of on-site visits followed by 3-month at-home imaging period
- *Study PI: Dr. Amy Paller (Northwestern University)*

Enrollment

- ~6 TGM1-ARCI subjects will be enrolled across 2 sites; three Ph1 patients were enrolled at Paddington Testing Company (Philadelphia); Ph2 subjects will be enrolled at Northwestern (Chicago)

Dosing

- In the Ph1 portion (n=3) one or two ~20cm^2 target areas were administered placebo, and 3 target areas were administered 2x10^9 PFU with varying frequency over ~60-90 days
- In Ph1, topical and microneedle administration was evaluated; in Ph2 topical administration will be utilized

Key Endpoints

Safety measures

- AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings
- Viral shedding analyzed through the collection of blood, urine, and skin swabs; antibodies to HSV and TGM1 analyzed through collection of serum

Efficacy measures

- Level of transglutaminase 1 in KB105-administered skin as measured by immunofluorescence microscopy
- Improvement of disease severity in the treatment area assessment through Investigator's Global Assessment (IGA)
- Improvement of disease severity in the treatment area through use of the Visual Index for Ichthyosis Severity scale, lamellar (VIIS-L) standard assessment

KB105 is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 19

Initial data shows repeat dosing of KB105 to be well tolerated; molecular and phenotypic improvement evident

KB105 Was Well Tolerated and Generated Functional TGM1 protein

- Repeat dosing with KB105 was well tolerated with no drug related AEs and no immune response to HSV or TGM1
- No vector shedding detected in swabs, blood or urine in all three patients
- KB105 treatment restored functional TGM1 protein expression and activity in all treated sites
- KB105-expressed TGM1 was correctly localized in the epidermis, colocalizing with Loricrin, and was functionally active
- qPCR, IF, and in situ analyses demonstrated similar delivery efficacy of TGM1 DNA from single and repeat administration

Subject 1: Treatment Restored TGM1 Expression to Normal Levels


HEALTHY SKIN
UNTREATED
KB105-SITE 2
Day 3 (2 doses)
KB105-SITE 3
Day 3 (1 dose)
KB105-SITE 4
Day 3 (1 dose)
TGM1/ DAPI
Loricrin / DAPI
Der
Epi
Epi-Epidermis; Der: Dermis
Bar: 50 μm

Phenotypic Improvement Evident After Topical and Microneedle Application

- Phenotypic evaluation limited by small treatment areas, but KB105 treated areas showed reduced reversion to ichthyotic scaling phenotype

DPT: Days Post Treatment

DPRT: Days Post Re-Treatment


Subject 2, D5, 2 DPT
IGA 3
Placebo, Site 1
Subject 2, D5, 2 DPT
IGA 1
KB105, Site 3
Subject 2, D8, 5 DPT
IGA 1
KB105, Site 3
Subject 2, D36, 4 DPRT
IGA 1
KB105, Site 4
Subject 4, D5, 2 DPT
IGA 4
Placebo, Site 1
Subject 4, D5, 2 DPT
IGA 2
KB105, Site 3

KB105 is an investigational therapy being studied in clinical trials

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal Bio | 20

Leveraging platform to target new tissues and larger indications © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

HSV-1 has potential beyond rare skin diseases



Krystal's Current Platform
Wild-type HSV-1
HSV-1 has natural affinity for **epithelial cells,** in addition to several other cell types, with favorable immune-evasion mechanisms
Investing in Next Gen Technology to Maintain Leadership in HSV-1 Space
Skin
Rare Skin Disease
B-VEC (COL7A1) for DEB
KB105 (TGM1) for TGM1-ARCI
KB104 (SPINK5) for Netherton's Disease
Additional preclinical candidates
Aesthetics (Jeune Inc.)
KB301 (COL3) for Acne Scars and Wrinkles
Additional preclinical candidates
Different Diseases
Different Effectors (e.g. antibodies, RNAi)
Lung
Rare Lung Disease
KB407 (CFTR) for Cystic Fibrosis
Additional preclinical candidates
Different Diseases
Different Effectors (e.g. antibodies, RNAi)

Krystal Bio | 22

© Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB407 for cystic fibrosis Gene therapy approaches have been tried and failed in their attempts to replace CFTR protein Viral (adenovirus and AAV) and non-viral (DNA plasmids and stabilized mRNA) approaches have been tested in more than 25 clinical trials enrolling >470 patients Past approaches suffer from some combination of physical limitations for large cargo, low efficiency of gene transfer, toxicity, immune intolerance, product instability, and burdensome delivery We are developing KB407 as an inhalable, repeat dose gene therapy that delivers the full human CFTR gene Replication incompetent HSV-1 Delivers two copies of full length, human CFTR protein (mutation agnostic approach) Duration of nebulization expected to be under 30 minutes, using a commercially available nebulizer Episomal delivery of CFTR gene does not disrupt cell DNA Ability to re-dose and/or adjust dose over time as lung cells turnover Our vector can be formulated and delivered via nebulizer with no significant change in activity In vitro data shows KB407 can be nebulized, successfully transduce target lung cells and induce expression of fully functional and properly localized CFTR KB407 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Preclinical data supports KB407 in CF and broader development in lung disease Robust, dose-dependent CFTR expression and functional correction in 2D airway epithelial cell culture KB407-mediated functional correction of CF phenotype in clinically relevant 3D organotypic system (HUB) *Van Mourik et al. (2019). “Intestinal organoids to model cystic fibrosis”. Two repeat doses of KB407 in a nonhuman primate were well tolerated and distributed broadly throughout the lung All blood samples below the limit of detection for KB407 No abnormal cage-side/clinical observations throughout study No gross findings noted at time of necropsy KB407 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

KB301 for aesthetic indications Many Characteristics of Skin Aging are Due to Aberrant Collagen Homeostasis Dermal collagen, composed primarily of types 1 and 3 collagen fibrils, representing >90% (dry weight) of human skin Declining levels of collagen are caused by reduced collagen biosynthesis and increased collagen fibril fragmentation resulting from both intrinsic (e.g., passage of time, genetics) and extrinsic (e.g., chronic light exposure, pollution) pressures KB301 aims increase neocollagenesis, thereby correcting the molecular defect underlying the aged phenotype KB301 is designed to deliver the gene for full-length type III collagen (COL3) It is injected directly into the area of interest, with the goal of targeted collagen production by the body’s own cells KB301 is currently being evaluated in a Phase 1 trial (NCT04540900) The open label, dose ranging study will evaluate repeat dosing of KB301 injections Safety Endpoints Safety and tolerability of KB301 based on the assessment of adverse events, physical examinations, vital signs, and clinical laboratory test results Efficacy Endpoints Cohort 1 - COL3A1 transgene expression 2-days post-dose, as measured by qRT-PCR of skin biopsies. Cohort 2 - Investigator assessment of wrinkle improvement over baseline through the use of a 5-point Lemperle Scale; subject assessment of aesthetic improvement over baseline based on a 5-point Subject Satisfaction Score (SSS). Cohort 3 - Investigator assessment of acne scar improvement over baseline through the use of a 6-point Global Scale for Acne Scar Severity (SCAR-S); subject assessment of aesthetic improvement over baseline based on a 5-point Subject Satisfaction Score (SSS) KB301 and other discovery programs in Aesthetics, are housed in our wholly owned subsidiary, Jeune Inc. KB301 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Preclinical data supports KB301 development aesthetic indications A dose dependent increase in COL3A1 observed in young and aged mice Human COL3A1 DNA (A) and transcript (B) levels in treated skin 48-hours after intradermal administration of KB301 to young (6-8 weeks) and aged (13 mo) mice (above) COL3 protein localization 48-hours after intradermal administration of KB301 to young (6-8 weeks) and aged (13 mo) mice (below) Similar dose dependent effect was observed in primary human dermal fibroblasts COL3A1 DNA (A) and transcript levels (B) upon KB301 transduction of primary aged HDFs KB301 is an investigational therapy being studied in preclinical trials © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

In-house GMP manufacturing to support clinical and commercial needs © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Platform supported by in-house manufacturing capacity and expertise Established process conducted at Krystal’s end-to-end GMP facility (Ancoris) Maintains control of IP/trade secrets relating to manufacturing process Adheres to internal process and production schedules, avoiding use of high demand gene therapy CMOs Upstream process using stable producer cell lines has cost and regulatory benefits Stable complementary cell lines are developed in-house are used in established methods for production of consistent batches Eliminates the need for multiple cGMP qualifications of plasmids and variability in transfection efficiency from batch to batch Scalable from clinical phase to commercial We have successfully developed a robust and reproducible downstream process Work conducted in an aseptic closed system process The same process is leveraged across pipeline with minimal redevelopment effort between product candidates Compliant with global regulatory requirements Facility operational; Validated to produce pivotal and clinical materials Size: 7,500 sq. ft. ASTRA (rendering) Operational in 2022 Size: 150,000 sq. ft. © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Financials and Milestones © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

Krystal summary (updated) Current Status and Milestones Rare Skin B-VEC: Pivotal GEM-3 trial currently enrolling with enrollment completion anticipated in 1Q21; topline data expected 2H21. Commercial planning in US and EU underway KB105: Phase 2 study ongoing; initial data from the first Phase 2 patient and an update on the next Phase 2 cohorts expected in 1H21 KB104: Preclinical work ongoing; IND anticipated in 2H21 Aesthetics (Jeune Inc.) KB301: Phase 1 trial in acne scars and wrinkles ongoing; Initial cohort 1 safety data expected in 1Q21 Update on Jeune Inc. / aesthetics strategy in 1Q21 Rare Lung KB407: pre-IND work ongoing; clinical trial initiation anticipated in 1H21 Announcement of development candidate in a 2nd genetic lung disease anticipated in 1H21 Platform Manufacturing: Ancoris facility (7,500 sqft) currently supplying all clinical material and will supply initial phase of B-VEC launch; Astra facility (150,000 sqft) construction underway, completion anticipated in 2022 Next Gen Tech: Evaluation of novel effectors, routes of administration, and tissue tropism underway Cash balance as of September 30, 2020: $286.4M All four lead programs are PRV eligible A fully integrated, clinical stage gene therapy company powered by proprietary HSV-1 vector technology © Copyright 2021 Krystal Biotech, Inc. All rights reserved.

The Leader in Redosable Gene Therapy for Rare Disease JANUARY 2021 © Copyright 2021 Krystal Biotech, Inc. All rights reserved.